Business Combination, Significant Transaction and Sale of Business - Schedule of Fair Values of the Identifiable Assets Acquired at the Acquisition Date (Details) - Acquisition of nursing care business [Member]
$ in Thousands
Jul. 03, 2024 USD ($)
Schedule of Fair Values of the Identifiable Assets Acquired at the Acquisition Date [Line Items]
Customer relationships	$ 529
Technology	309
Goodwill	758
Total assets acquired net of acquired cash	$ 1,596